KRANESHARES TRUST

KraneShares Global Carbon Transformation ETF

(the “Fund”)

Supplement dated May 2, 2023 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2022.

Liquidation and Termination of the Fund

Upon the recommendation of Krane Funds Advisors LLC, the adviser to the Fund, the Board of Trustees of KraneShares Trust (the “Trust”) has approved the liquidation and termination of the Fund, a series of the Trust. Accordingly, shares of the Fund will cease trading on the NYSE Arca, Inc. (“Exchange”), and will be closed to purchase by investors as of the close of regular trading on the Exchange on May 17, 2023 (“Closing Date”). Shareholders may sell their holdings in the Fund prior to the Closing Date. The Fund will not accept purchase orders after the Closing Date.

From the Closing Date through May 26, 2023 (“Liquidation Date”), shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will be a market for the Fund’s shares during this period.

Prior to the Liquidation Date, the Fund should be expected to depart from its stated investment objective and strategies as it converts any remaining portfolio holdings to cash in preparation for the final distribution to shareholders.

On or about the Liquidation Date, the Fund will distribute the net asset value per share in cash, pro rata, to all shareholders who have not previously redeemed or sold their shares. As calculated and distributed on the Liquidation Date, each Fund’s net asset value will reflect certain costs of closing the Fund. These distributions are a taxable event for shareholders that are subject to federal income tax. In addition, these payments to shareholders may include accrued capital gains and dividends.

Once the distributions are complete, the Fund will terminate.

Additional Changes to the Prospectus and Statement of Additional Information

Effective immediately, the following changes are made to the Fund’s Prospectus and Statement of Additional Information:

1.	In the Fund Summary section of the Prospectus for the Fund, the “Management - Portfolio Managers” section is deleted and replaced with the following:

Luke Oliver, Managing Director at the Adviser, has served as a portfolio manager of the Fund since inception. James Maund, Head of Capital Markets at the Adviser, has served as a portfolio manager of the Fund since May 2023. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Krane’s investment team for the Fund and also has been a portfolio manager of the Fund since May 2023.

2.	The “Management - Portfolio Managers - KraneShares Global Carbon Transformation ETF” section of the Statutory Prospectus is deleted and replaced with the following:

Luke Oliver, Managing Director and Head of Strategy at the Adviser, has served as a portfolio manager of the Fund since its inception. He joined the Adviser in 2021 and has over 20 years of experience in the financial services industry. Previously, he oversaw the U.S. ETF business at DWS (formally Deutsche Asset Management) as Managing Director, Head of Index Investing from 2019-2021, and as Head of Capital Markets from 2013-2019 and one of the co-founders of the business. From 2009-2013 he was Director, Portfolio Manager for the DB PowerShares suite of commodity ETFs. Prior to that, at Deutsche Bank, he was Head of Transaction Management for Deutsche US FX Business.

James Maund, Head of Capital Markets at the Adviser, joined the Adviser in 2020 and has over 15 years of experience in the investment management industry. Previously, he was a Vice President in the Institutional ETF Group and a member of the ETF Capital Markets Group at State Street Global Advisors (2010-2019); and an ETF trader at Goldman Sachs & Co (2005-2009). Mr. Maund graduated with a bachelor’s degree in economics from Wesleyan University.

Jonathan Shelon, Chief Operating Officer at Krane, joined Krane in 2015 as a Managing Partner. Mr. Shelon has spent the majority of his career managing investment portfolios and diverse teams at leading asset management organizations. Prior to joining Krane, he was the Chief Investment Officer of a 40-person global Specialized Strategies Team at J.P. Morgan with $40 billion AUM. Prior to joining J.P. Morgan, Mr. Shelon spent ten years as a portfolio manager at Fidelity Investments where he was responsible for the investment performance, process and evolution of their target-date strategies for retirement savings, college savings and income generation.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of Fund shares is available in the SAI.

3.	All references to Roger Mortimer in the Fund’s Statement of Additional Information are removed in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.